UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
September 29, 2005

ELECTRUM MINING LIMITED
(Exact name of registrant as specified in its charter)

NEVADA	333-120788	98-0434381
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer ID)

808 Nelson Street
Suite 2103
Vancouver, British Columbia
Canada V6Z 2H2
(Address of principal executive offices and Zip Code)

(604) 684-7619
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS AND OFFICERS

          On September 27, 2005, Carina Neumann resigned as a member of our board of directors. Ms. Neumann did not have any disagreements with us on any matter relating to our operations, policies or practices.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 29th day of September, 2005.

ELECTRUM MINING LIMITED

BY:	/s/ Douglas W. Scheving
Douglas W. Scheving
President, Principal Executive Officer, Principal
Financial Officer and a member of the board of
directors.